Off-Balance Sheet Commitments	12 Months Ended
Dec. 31, 2018
Disclosure Of Off Balance Sheet Commitments [Abstract]
Off-Balance Sheet Commitments

8 Off-balance sheet commitments

Operating leases

The off-balance sheet commitments correspond to the lease of buildings in France and in the United States. They can be broken down as follows:

(in thousands of euros)	Lease commitments
As of December 31, 2018	Total	Less than one year	One to five years	More than five years
Leases in France	3,443	671	1,876	896
Leases in US	4,825	806	4,018	—
Total lease commitments	8,268	1,478	5,894	896

The lease commitments noted above of €8.3 million differ significantly from what the financial liability (corresponding to the future lease payments) would be in accordance with IFRS 16 as of December 31, 2018 (see Note 3) due to:

•	The discounting of the lease payments required by IFRS 16; and
•	The duration of the lease defined by IFRS 16.

Collaborative arrangements

Agreement with Orphan Europe

In November 2012, the Company entered into a marketing agreement with Orphan Europe, a subsidiary of Recordati Group, to market and distribute GRASPA® for the treatment of ALL and AML in 38 countries in Europe, including all of the countries in the European Union. The Company received a payment of €5 million on signing the agreement, which provides for sharing in the development costs for GRASPA® in AML. The Company may be entitled to receive future payments of up to €37.5 million, subject to the achievement of specified clinical, regulatory and commercial milestones. Orphan Europe will invest in the development costs for GRASPA® in AML, and the Company will receive a payment for product delivered and royalties on the sales for a total of up to 45% of the sale price. The agreement provides that Orphan Europe may automatically terminate the agreement, recoup certain expenses, and reduce milestone payments in the event that the intellectual property the Company would license to them under the agreement is deemed to be counterfeited or invalid. As a consequence of the withdrawal of the MAA for ALL and the focus on solid tumors, the termination process of this agreement with Orphan Europe has been initiated.

Agreement with the Teva Group

In March 2011, the Company entered into a partnership agreement with the Teva Group (through Abic Marketing Limited), or Teva, to distribute GRASPA® in Israel. Under the terms of the agreement, Teva will submit the request for approval of GRASPA® for ALL in Israel and is responsible for the marketing and distribution of GRASPA® in Israel. Teva will pay interim payments to the Company and will share net earnings of product sales in Israel with the Company. Early termination of the agreement may be requested by either party in the event of a change in control in the other party. The agreement with Teva is still ongoing, but has at this time, no ongoing obligations, given the Company’s withdrawal of the MAA for ALL and its focus on solid tumors.